UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2018

Fate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On September 11, 2018 (the “Effective Date”), Fate Therapeutics, Inc. (the “Company”) entered into an exclusive license agreement (the “Exclusive License Agreement”) with the J. David Gladstone Institutes (“Gladstone”).

Pursuant to the Exclusive License Agreement, Gladstone granted to the Company exclusive licenses to certain patents and patent applications (the “Patent Rights”) for the research, development, manufacturing, and commercialization of human therapeutics derived from induced pluripotent stem cells (iPSCs).  The Patent Rights cover the use of the clustered regularly interspaced short palindromic repeat (CRISPR) and engineered nuclease-deactivated CRISPR-associated protein-9 (dCas9) system, known as the CRISPR activation (CRISPRa) system, for cellular reprogramming and iPSC generation.

Pursuant to the Exclusive License Agreement, the Company agreed to pay Gladstone an upfront fee of $100,000 and is obligated to pay Gladstone milestone payments upon the achievement of specified clinical and regulatory milestones and a royalty on net sales of human therapeutics covered by the Patent Rights.  In addition, the Company is obligated to pay Gladstone a percentage of certain income received by the Company in connection with the sublicense of the Patent Rights.

In consideration for the rights granted under the Exclusive License Agreement, the Company has agreed to issue to Gladstone 100,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Gladstone Shares”).  The Gladstone Shares are being issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act regarding transactions by an issuer not involving a public offering.

The foregoing description of the terms of the Exclusive License Agreement does not purport to be complete and is qualified in its entirety by reference to the Exclusive License Agreement, which the Company intends to file in redacted form with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2018.

Item 7.01	Regulation FD Disclosures.

On September 13, 2018, the Company issued a press release announcing its entry into the Exclusive License Agreement with Gladstone.  A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated September 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018	Fate Therapeutics, Inc.

	By:	/s/ J. Scott Wolchko
J. Scott Wolchko
President and Chief Executive Officer